Exhibit 99.1

Quantum FinTech Acquisition Corporation Announces Effectiveness of Registration Statement and Special Meeting in Connection with its Proposed Business Combination with AtlasClear

The Quantum FinTech Board of Directors Recommends Stockholders Vote “FOR” All Proposals in Advance of the Special Meeting on November 3, 2023

TAMPA, Fla. & SALT LAKE CITY – October 12, 2023 – AtlasClear, Inc. (“AtlasClear”) and Quantum FinTech Acquisition Corporation (“Quantum FinTech”) (NYSE American: QFTA), a publicly traded special purpose acquisition company, today announced that the registration statement on Form S-4 filed by Calculator New Pubco, Inc. (“New Pubco”) (to be renamed AtlasClear Holdings, Inc. (“AtlasClear Holdings”)) in relation to its previously announced business combination, has been declared effective by the U.S. Securities and Exchange Commission (“SEC”). The Registration Statement provides important information about Quantum FinTech, AtlasClear and the business combination.

Quantum FinTech also announced it has established a record date of September 18, 2023 and a meeting date of November 3, 2023 for its special meeting of stockholders (the "Special Meeting") to approve the business combination with AtlasClear. Accordingly, Quantum FinTech has also filed its definitive proxy statement relating to the Special Meeting with the SEC.

The closing of the business combination is subject to approval by Quantum FinTech's stockholders and the satisfaction of other customary closing conditions. The business combination is expected to close following the Special Meeting.

Upon closing, the combined company is expected to list on the NYSE American with its common stock trading under the new ticker symbol, "ATCH".

Special Meeting Details

The Special Meeting will be held at 11:00 a.m., Eastern Time, on November 3, 2023, at the offices of Nelson Mullins Riley & Scarborough LLP, 101 Constitution Ave. NW, Suite 900, Washington, DC 20001, unless the Special Meeting is adjourned.

The Quantum FinTech board of directors recommends all stockholders vote "FOR" ALL Proposals in advance of the Special Meeting by telephone, via the Internet or by signing, dating and returning the proxy card upon receipt by following the easy instructions on the proxy card.

Your Vote “FOR” ALL Proposals Is Important, No Matter How Many or How Few Shares You Own.

About AtlasClear Holdings

AtlasClear Holdings plans to build a cutting-edge technology enabled financial services firm that would create a more efficient platform for trading, clearing, settlement and banking of evolving and innovative financial products with a focus on the small and middle market financial services firms. The team that will lead AtlasClear Holdings consists of respected financial services industry veterans that have founded and led other companies in the industry including Penson Clearing, Southwest Securities, NexTrade and Anderen Bank.

The nature of the combined entity is expected to be supported by robust, proven, financial technologies with a full suite that will enable the flow of business and success of the enterprise. The combined entity is expected to have a full exchange platform for a spectrum of financial products. In addition, the combined entity is expected to have a full prime brokerage and, following the Commercial Bancorp acquisition, a prime banking platform with complete front-end delivery. The enterprise is anticipated to offer a fixed income risk management platform which can be expanded to a diverse application on financial products.

The combined entity is expected to be run by a new digital suite of technologies that will be part of the transaction at closing.

About Quantum FinTech Acquisition Corporation

Quantum FinTech Acquisition Corporation is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, that was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses, with a principal focus on identifying high-growth financial services and fintech businesses as targets.

About Wilson-Davis & Co., Inc.

Wilson-Davis & Co., Inc. (“Wilson-Davis”) is a full-service correspondent securities broker-dealer. The company is registered with the SEC, the Financial Industry Regulatory Authority and the Securities Investor Protection Organization. In addition, Wilson-Davis is a member of DTCC as well as the National Securities Clearing Corporation. Headquartered in Salt Lake City, Utah and Dallas, Texas. Wilson-Davis has been servicing the investment community since 1968, with satellite offices in California, Arizona, Colorado, New York, New Jersey and Florida.

About Commercial Bancorp of Wyoming

Commercial Bancorp of Wyoming (“Commercial Bancorp”) is a bank holding company operating through its wholly-owned subsidiary, Farmers State Bank (“FSB”) and has been servicing the local community in Pine Bluffs, WY since 1915. It has focused the majority of its services on private and corporate banking. A member of the Federal Reserve, FSB is expected to be a strategic asset for the combined company’s long-term business model.

Additional Information and Where to Find It

In connection with the proposed business combination and related transactions contemplated in connection therewith (the “Proposed Transaction”), New Pubco has publicly filed with the SEC a registration statement on Form S-4 containing a preliminary proxy statement of Quantum FinTech and prospectus of New Pubco, which has been declared effective, and Quantum FinTech will mail a definitive proxy statement/prospectus relating to the Proposed Transaction to its stockholders. This press release does not contain any information that should be considered by Quantum FinTech’s stockholders concerning the Proposed Transaction and is not intended to constitute the basis of any voting or investment decision in respect of the Proposed Transaction or the securities of New Pubco. Quantum FinTech’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials contain important information about New Pubco, Quantum FinTech, AtlasClear, Wilson-Davis, Commercial Bancorp and its subsidiary bank, FSB, and the Proposed Transaction. The definitive proxy statement/prospectus will be mailed to stockholders of record of Quantum FinTech as of September 18, 2023. Stockholders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Quantum FinTech Acquisition Corporation, 4221 W Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at atlasclearir@icrinc.com.

No Offer or Solicitation

This press release shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This press release does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in Solicitation

Quantum FinTech, AtlasClear and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Quantum FinTech stockholders with respect to the Proposed Transaction. Quantum FinTech stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Quantum FinTech in its Annual Report on Form 10-K, filed with the SEC on March 31, 2023 (the “2022 Form 10-K”), which is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Quantum FinTech stockholders in connection with the Proposed Transaction and other matters to be voted upon at Quantum FinTech’s special meeting of stockholders is set forth in the proxy statement/prospectus for the Proposed Transaction. Additional information regarding the interests of the participants in the solicitation of proxies from Quantum FinTech’s stockholders with respect to the Proposed Transaction is contained in the proxy statement/prospectus for the Proposed Transaction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect AtlasClear’s and Quantum FinTech’s current views with respect to, among other things, the future operations and financial performance of AtlasClear, Quantum FinTech and the combined company. Forward-looking statements in this communication may be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “outlook,” “plan,” “potential,” “proposed” “predict,” “project,” “seek,” “should,” “target,” “trends,” “will,” “would” and similar terms and phrases. Forward-looking statements contained in this communication include, but are not limited to, statements as to (i) expectations regarding the Proposed Transaction, including timing for its consummation, (ii) anticipated use of proceeds from the transaction, (iii) AtlasClear and Quantum FinTech’s expectations as to various operational results and market conditions, (iv) AtlasClear’s anticipated growth strategy, including the proposed acquisitions, (v) anticipated benefits of the Proposed Transaction and proposed acquisitions, (vi) the financial technology of the combined entity, and (vii) expected listing of the combined company.

The forward-looking statements contained in this communication are based on the current expectations of AtlasClear, Quantum FinTech and their respective management and are subject to risks and uncertainties. No assurance can be given that future developments affecting AtlasClear, Quantum FinTech or the combined company will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of AtlasClear and Quantum FinTech. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all; the risk that the transaction closes but AtlasClear’s acquisition of Commercial Bancorp and its subsidiary bank, FSB, does not close as a result of the failure to satisfy the conditions to closing such acquisition (including, without limitation, the receipt of approval of Commercial Bancorp’s stockholders and receipt of required regulatory approvals); the failure to obtain requisite approval for the transaction or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement in respect of the transaction; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Quantum FinTech’s public stockholders; failure to obtain the requisite approval of Quantum FinTech’s stockholders; failure to meet relevant listing standards in connection with the consummation of the transaction; failure to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed transaction; changes to the proposed structure of the transaction that may be required or appropriate as a result of the announcement and execution of the transaction; unexpected costs and expenses related to the transaction; estimates of AtlasClear and the combined company’s financial performance being materially incorrect predictions; AtlasClear’s failure to complete the proposed acquisitions on favorable terms to AtlasClear or at all; AtlasClear’s inability to integrate, and to realize the benefits of, the proposed acquisitions; changes in general economic or political conditions; changes in the markets that AtlasClear targets or the combined company will target; slowdowns in securities or cryptocurrency trading or shifting demand for trading, clearing and settling financial products; any change in laws applicable to Quantum FinTech or AtlasClear or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement/prospectus filed or to be later filed with the SEC, and those included under the heading “Risk Factors” in Quantum FinTech’s 2022 Form 10-K and its subsequent filings with the SEC. AtlasClear and Quantum FinTech caution that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this communication speaks only as of the date hereof. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and no one should place undue reliance on such forward-looking statements. Neither AtlasClear nor Quantum FinTech undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts

Quantum FinTech Acquisition Corporation

Investors

AtlasClearIR@icrinc.com

Media

AtlasClearPR@icrinc.com